Financial Income, Net	6 Months Ended
Jun. 30, 2015
Financial Income, Net [Text Block]

FINANCIAL INCOME, NET

Interest (expense) income, net consists of the following:

	6 months 2015	6 months 2014
Interest income 12	3	12
Interest expense	(28)	(32)
Warrants exercises	66	-
Changes in fair value of the warrants	(1,385)	(3,534)
Total	(1,344)	(3,554)